                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 13, 2000

                           Commission File No. 1-6089


                                 H&R BLOCK, INC.
             (Exact name of Registrant as specified in its charter)

         Missouri                                                44-0607856
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                4400 Main Street
                           Kansas City, Missouri 64111
          (Address of principal executive offices, including zip code)

                                 (816) 753-6900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS


      Exhibit No.     Description of Exhibit

           1 Underwriting Agreement among H&R Block, Inc., Block Financial Corporation, and Salomon Smith Barney Inc., Chase Securities Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated and Banc One Capital Markets, Inc., dated April 13, 2000.

           4(a) First Supplemental Indenture, dated as of April 18, 2000 among H&R Block, Inc., Block Financial Corporation, Bankers Trust Company and The Bank of New York.

           4(b)       Form of 8.50% Senior Note Due 2007 of Block Financial
                      Corporation.

           10(a) Credit and Guarantee Agreement, dated as of November 1, 1999, among Block Financial Corporation, H&R Block, Inc., Mellon Bank, N.A., Fleet National Bank and Bank One, N.A., Chase Manhattan Bank and Chase Securities Inc.

           10(b) Credit and Guarantee Agreement, dated as of November 1, 1999, among Block Financial Corporation, H&R Block, Inc., The Chase Manhattan Bank, Bank of America, N.A., Citibank, N.A., Royal Bank of Canada, Westdeutsche Landesbank Girozentrale, Bank One, N.A., Commerzbank AG, Toronto Dominion (Texas), Inc., Credit Lyonnais and The Bank of New York.

           12(a) Computation of Ratio of Earnings to Fixed Charges for Block Financial Corporation.

           12(b) Computation of Ratio of Earnings to Fixed Charges for H&R Block, Inc.

      Exhibit No.     Description of Exhibit

           25         Form T-1 for the Bank of New York.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 H&R BLOCK, INC.



Date:  April 17, 2000                 By: /s/ James H. Ingraham
                                          ---------------------
                                          James H. Ingraham
                                          Vice President, General Counsel


                                       3